                     SIXTH AMENDMENT TO GUARANTEE AGREEMENT

      THIS SIXTH AMENDMENT TO GUARANTEE AGREEMENT (the "Sixth Amendment") is entered into effective as of the 16th day of March, 1999, by and between the Connecticut Development Authority, a body politic and corporate, constituting a public instrumentality and political subdivision of the State of Connecticut with its principal office at 999 West Street, Rocky Hill, Connecticut 06067 (the "Authority"), and Fleet National Bank (successor by merger to Fleet Bank, National Association), a national banking association with an office at 777 Main Street, Hartford, Connecticut 06115-1600 ("Lender").

                                    RECITALS

      WHEREAS, on or about October 6, 1995, Lender entered into a certain Credit Agreement with U.S. HomeCare Corporation, a New York corporation, and its consolidated Subsidiaries which were signatory parties thereto (collectively, the "Borrower"), pursuant to which Lender agreed to make available to the Borrower certain revolving credit loans in an amount of up to $3,000,000.00 with a maturity date of April 15, 1997 (the "Credit Agreement"); and

      WHEREAS, on or about October 6, 1995, the Authority executed and delivered to Lender a Guarantee Agreement pursuant to which the Authority agreed to guarantee an amount of up to $3,000,000.00 of the aggregate loans from time to time outstanding under the Credit Agreement (the "Guarantee Agreement"), as more fully described in Section 8 of the Guarantee Agreement; and

      WHEREAS, on or about November 14, 1996, Lender and the Borrower entered into Amendment No. 1 to the Credit Agreement pursuant to which certain terms and conditions of the Credit Agreement were amended; and

      WHEREAS, on March 25, 1997, Lender and the Borrower entered into Amendment No. 2 to the Credit Agreement pursuant to which the maturity date of such loans was extended to January 15, 1998; and

      WHEREAS, effective as of December 24, 1997, Lender and the Borrower entered into Amendment No. 3 to the Credit Agreement pursuant to which the maturity date of such loans was extended to April 15, 1998; and

      WHEREAS, effective as of March 26, 1998, Lender and Borrower entered into Amendment No. 4 to the Credit Agreement pursuant to which the maturity date of such loans was extended to January 15, 1999; and

      WHEREAS, effective as of January 15, 1999, Lender and Borrower entered into Amendment No. 5 to the Credit Agreement pursuant to which the maturity date of such loans was extended to February 16, 1999; and

      WHEREAS, effective as of February 16, 1999, Lender and Borrower entered into Amendment No. 6 to the Credit Agreement pursuant to which the maturity date of such loans was extended to March 16, 1999; and

      WHEREAS, on the effective date hereof, Lender and Borrower have entered into Amendment No. 7 to the Credit Agreement pursuant to which the maturity date of such loans has been further extended to April 16, 1999; and

      WHEREAS, the Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7 thereto, is herein referred to as the "Amended Credit Agreement"; and

      WHEREAS, the Authority is willing to enter into this Sixth Amendment with Lender to evidence the terms and conditions of its guarantee of the loans made available by Lender to the Borrower under the terms of the Amended Credit Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Definitions. The capitalized terms used in this Sixth Amendment shall have the same meanings as in the Guarantee Agreement unless the context hereof otherwise provides.

      2. Amendments to Guarantee Agreement. From and after the effective date of this Sixth Amendment, the Guarantee Agreement shall be amended as follows:

            2.1. The following definition set forth in Section 1 of the Guarantee Agreement shall be amended in its entirety to hereafter read as follows:

                  "'Guarantee' shall mean the Guarantee Agreement as amended by this Sixth Amendment."

            2.2. Section 8 of the Guarantee Agreement, entitled "Guarantee Amount", shall be amended in its entirety to hereafter read as follows:

            "Section 8. Guarantee Amount

            The Guarantee Amount at any given time shall be equal to the aggregate sum of $3,000,000.00 minus the total of all payments theretofore made by the Authority under this Guarantee. Upon any payment by the Authority under this Guarantee, the Guarantee Amount shall be immediately and automatically reduced by the amount of such payment, except that the Guarantee Amount may be reinstated as provided in Section 9 hereof. NOTWITHSTANDING THE FOREGOING, THE GUARANTEE AMOUNT SHALL AUTOMATICALLY REDUCE TO ZERO AND THIS GUARANTEE SHALL TERMINATE ON APRIL 30, 1999, UNLESS PRIOR TO SUCH DATE LENDER HAS DELIVERED TO THE AUTHORITY UNDER SECTION 9 HEREOF A NOTICE OF DEFAULT OR A NOTICE THAT BORROWER HAS FAILED TO MAKE A PAYMENT UNDER THE LENDER LOAN DOCUMENTS ON DEMAND OF LENDER."

            2.3. Section 13 of the Guarantee Agreement, entitled "Fees and Expenses of Authority", shall be amended to provide that the following fees are to be paid by the Borrower to the Authority on or before the effective date of this Sixth Amendment: (i) a pro-rated commitment fee, extension fee and penalty fee in the aggregate amount of $8,750.00, and (ii) reimbursement of all reasonable legal fees and expenses incurred by the Authority in connection with this Sixth Amendment.

      3. Effect of this Sixth Amendment. Except as otherwise amended hereby, the terms of the Guarantee Agreement shall remain in full force and effect. The rights, privileges, duties and obligations of the parties under the Guarantee Agreement shall, except as modified by this Sixth Amendment, remain unchanged and in full force and effect.

      4. Governing Law. This Sixth Amendment is made, executed and delivered in the State of Connecticut and it is the specific intent of the parties hereto that it shall be in all respects be construed under the laws of the State of Connecticut.

      5. Entire Agreement. This Sixth Amendment sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements between the parties, written or oral, specifically relating to such matters.

      6. Binding Effect. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      7. Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Sixth Amendment as of the date first above written.

                                CONNECTICUT DEVELOPMENT AUTHORITY


                                By: ______________________________________
                                    Francis T. Gagliardo
                                    Its Senior Vice President

                                FLEET NATIONAL BANK
                                (successor by merger to Fleet Bank, National
                                Association)


                                By:_______________________________________
                                   Christopher R. Zell
                                   Its Vice President



Acknowledged and agreed to effective
as of the ____ day of March, 1999:

U.S. HOMECARE CORPORATION AND ITS CONSOLIDATED
SUBSIDIARIES LISTED ON ANNEX I HERETO



By:___________________________________________
   Name:
   _______________ of each of the above corporations

                                     ANNEX I


U.S. HOMECARE CORPORATION, AFFILIATED HOME CARE OF WESTCHESTER, INC., U.S. HOMECARE CORPORATION OF NORTHERN WESTCHESTER, U.S. HOMECARE CORPORATION OF MANHATTAN, U.S. HOMECARE CORPORATION OF THE BRONX, U.S. HOMECARE CERTIFIED CORPORATION OF NEW YORK, U.S. HOMECARE CORPORATION OF ALBANY, U.S. HOMECARE INFUSION THERAPY SERVICES CORPORATION OF NEW JERSEY, U.S. HOMECARE CORPORATION OF CONNECTICUT, U.S. HOMECARE CERTIFIED CORPORATION OF CONNECTICUT, U.S. HOMECARE CORPORATION OF PENNSYLVANIA, U.S. HOMECARE CERTIFIED CORPORATION OF PENNSYLVANIA, U.S. HOMECARE INFUSION THERAPY PRODUCTS CORPORATION.